LITMAN GREOGRY FUNDS TRUST

(the “Trust”)

Supplement dated July 23, 2024 to the Currently Effective Prospectus, Summary Prospectus and Statement of Additional Information

iMGP DBi Hedge Strategy ETF

(the “Fund”)

At the recommendation of iM Global Partner Fund Management, LLC, the Trust’s investment adviser, the Board of Trustees of the Trust has approved the liquidation and termination of the Fund.

The Fund will create and redeem creation units through September 16, 2024 (the “Closing Date”), which will also be the last day of trading of the Fund’s shares on the NYSE Arca, the Fund’s principal U.S. listing exchange. On or about September 20, 2024 (the “Liquidation Date”), the Fund will cease operations, liquidate its assets, and prepare to distribute proceeds to shareholders of record on the Liquidation Date. Shareholders of record of the Fund remaining on the Liquidation Date will receive cash at the net asset value of their shares as of such date. While Fund shareholders remaining on the Liquidation Date will not incur transaction fees, any liquidation proceeds paid to shareholders should generally be treated as received in exchange for shares and will therefore generally give rise to a capital gain or loss depending on a shareholder’s tax basis. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Prior to the Closing Date, the Fund will begin liquidating its portfolio. This will result in the Fund no longer pursuing its stated investment objective and increasing its holdings in cash and/or cash equivalents. Any asset reductions and increases in cash and similar instruments could adversely affect the Fund’s short-term performance prior to the Liquidation Date. The Fund will incur transaction costs, such as brokerage commissions, when selling certain portfolio securities as a result of its plan to liquidate and terminate. These transaction costs may adversely affect the Fund’s performance.

Shareholders of the Fund may sell their holdings on the NYSE Arca before market close on September 16, 2024. Customary brokerage charges may apply to such transactions. During the time between market close on September 16, 2024 and the Liquidation Date, shareholders will be unable to dispose of their shares on the NYSE Arca, and there is no assurance that there will be a market for the Fund’s shares during this period.

Shareholders can call 800-960-0188 for additional information.

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Investors Should Retain this Supplement for Future Reference